UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2023

Advanced Energy Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26966	84-0846841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1595 Wynkoop Street, Suite 800, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(970) 407-6626

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AEIS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 12, 2023, Advanced Energy Industries, Inc. (the “Company”) completed its previously announced private unregistered offering of $575 million aggregate principal amount of its 2.50% Convertible Senior Notes due 2028 (the “Notes”), which amount includes the full exercise of the initial purchasers’ option to purchase up to $75 million aggregate principal amount of additional Notes.

Indenture and Notes

The Notes were issued under an Indenture (the “Indenture”), dated as of September 12, 2023, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). The Indenture provides, among other things, that the Notes will bear interest at a rate of 2.50% per year, payable semi-annually in arrears on March 15 and September 15 of each year, beginning on March 15, 2024. The Notes will mature on September 15, 2028, unless earlier repurchased or redeemed by the Company or converted pursuant to their terms.

The Company received net proceeds from the offering of the Notes of approximately $561.2 million, after deducting the initial purchasers’ discounts and after deducting offering expenses payable by the Company. The Company intends to use the net proceeds from the offering of the Notes (i) to fund plans for future growth, which may include strategic acquisitions, (ii) to opportunistically repay existing outstanding indebtedness, (iii) to repurchase additional common stock, par value $0.001 per share (the “Common Stock”), as part of our existing opportunistic share repurchase plan, or (iv) for general corporate purposes. In addition, the Company used $40.1 million of the net proceeds from the offering to pay the cost of the convertible note hedge transactions (after such cost is partially offset by the proceeds to the Company from the sale of the warrants under the warrant transactions) that the Company entered into with one or more of the initial purchasers and/or their respective affiliates and/or other financial institutions. In connection with the offering, the Company repurchased approximately $40.0 million of Common Stock, representing 378,286 shares of Common Stock, from purchasers of the Notes in the offering.

The Company may not redeem the Notes prior to September 20, 2026. The Company may redeem for cash all or any portion of the Notes, at the Company’s option at any time and from time to time, on or after September 20, 2026 if the last reported sale price of the Common Stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any consecutive 30 trading-day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which the Company provides the related notice of redemption at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. No sinking fund is provided for the Notes.

Prior to the close of business on the business day immediately preceding May 15, 2028, holders of the Notes may convert their Notes at their option only under the following circumstances: (i) during any calendar quarter commencing after the calendar quarter ending on September 30, 2023 (and only during such calendar quarter), if the last reported sale price of the Common Stock, for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day; (ii) during the five-business day period after any five-consecutive trading day period (the “measurement period”) in which the trading price (as defined below) per $1,000 principal amount of the Notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of the Common Stock and the conversion rate on each such trading day; (iii) if the Company calls any or all of the Notes for redemption, at any time prior to the close of business on the scheduled trading day immediately preceding the redemption date; or (iv) upon the occurrence of specified corporate events. On or after May 15, 2028, until the close of business on the second scheduled trading day immediately preceding the maturity date, holders may convert their Notes at any time, regardless of the foregoing circumstances.

Upon conversion, the Company will pay cash up to the aggregate principal amount of the Notes to be converted and pay or deliver, as the case may be, cash, shares of Common Stock or a combination of cash and Common Stock at the Company’s election, in respect of the remainder, if any, of the Company’s conversion obligation in excess of the aggregate principal amount of the Notes being converted. The initial conversion rate is 7.2747 shares of Common Stock per $1,000 principal amount of Notes (which is equivalent to an initial conversion price of approximately $137.46 per share). The conversion rate is subject to adjustment upon the occurrence of certain specified events as set forth in the Indenture. In addition, following certain corporate events that occur prior to the maturity date or if the Company delivers a notice of redemption, the Company will increase, in certain circumstances, the conversion rate for a holder who elects to convert its Notes in connection with such corporate event or notice of redemption. The maximum number of shares of Common Stock issuable in connection with the conversion of the Notes is 5,437,832.

Upon the occurrence of a fundamental change (as defined in the Indenture), subject to certain conditions, holders of the Notes may require the Company to repurchase all or a portion of the Notes for cash at a price equal to 100% of the principal amount of the Notes to be repurchased, plus any accrued and unpaid interest, if any, to, but excluding, the repurchase date.

The Indenture contains customary events of default. In the event of certain events of bankruptcy, insolvency or reorganization involving the Company or any of its significant subsidiaries, 100% of the principal of the Notes plus accrued and unpaid interest, if any, may be declared immediately due and payable, subject to certain conditions in the Indenture. In the case of any other event of default, the Trustee or the holders of at least 25% in aggregate principal amount of the then-outstanding Notes may declare the Notes to be due and payable immediately.

The initial purchasers and their respective affiliates have in the past performed commercial banking, investment banking and advisory services for the Company from time to time for which they have received customary fees and reimbursement of expenses, and may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business for which they may receive customary fees and reimbursement of expenses.

The foregoing descriptions of the Indenture and the Notes are qualified in their entirety by reference to the full text of the Indenture and the Form of Global 2.50% Convertible Senior Note due 2028, copies of which are filed as Exhibit 4.1 and 4.2, respectively, to this Current Report on Form 8-K (this “Current Report”) and are incorporated herein by reference.

Convertible Note Hedge Transactions

In connection with the pricing of the Notes on September 7, 2023 and the exercise of the initial purchasers’ option to purchase additional Notes on September 8, 2023, the Company entered into privately negotiated convertible note hedge transactions (collectively, the “Convertible Note Hedges”) with respect to the Common Stock with certain of the initial purchasers or their affiliates and certain other financial institutions (collectively, the “Counterparties”). The Company paid an aggregate amount of $115.0 million to the Counterparties for the Convertible Note Hedges. The Convertible Note Hedges cover, subject to customary anti-dilution adjustments, the number of shares of Common Stock that initially underlie the Notes, and are expected to reduce the potential dilution to the Common Stock and/or offset potential cash payments in excess of the principal amount upon conversion of the Notes.

The Convertible Note Hedges are expected generally to reduce the potential dilution to the Common Stock upon conversion of the Notes and/or offset the potential cash payments in excess of the principal amount of the converted Notes the Company is required to make in the event that the market price per share of the Common Stock, as measured under the terms of the Convertible Note Hedges, at the time of exercise is greater than the strike price of the Convertible Note Hedges. The Convertible Note Hedges are separate transactions entered into by the Company with the Counterparties and are not part of the terms of the Notes. Holders of the Notes do not have any rights with respect to the Convertible Note Hedges. A copy of the form of confirmation for the Convertible Note Hedges is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein. The foregoing description of the terms of the Convertible Note Hedges does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Warrant Transactions

In addition, in connection with the pricing of the Notes on September 7, 2023 and the exercise of the initial purchasers’ option to purchase additional Notes on September 8, 2023, the Company separately entered into privately negotiated warrant transactions with the Counterparties, whereby the Company sold to the Counterparties warrants (collectively, the “Warrants”) to acquire, collectively, subject to anti-dilution adjustments, the same number of shares of Common Stock covered by the Convertible Note Hedges at an initial strike price of $179.758 per share, which represents a premium of 70% over the closing price of the Common Stock of $105.74 per share on September 7, 2023 and is subject to certain adjustments under the terms of the Warrants. The maximum number of shares of Common Stock issuable in connection with the Warrants is 8,365,905. The Company received aggregate proceeds of approximately $74.9 million from the sale of the Warrants to the Counterparties. The proceeds from the sale of the Warrants to the Counterparties will be used to offset the cost of the Convertible Note Hedges. If the market value per share of the Common Stock, as measured under the Warrants, exceeds the strike price of the Warrants, the Warrants will have a dilutive effect on the Company’s earnings per share. Additionally, if the market value per share of the Common Stock, as measured under the Warrants, exceeds the strike price of the Warrants during the measurement period at the maturity of such Warrants, the Company will owe the Counterparties a number of shares of the Common Stock in an amount based on the excess of such market price per share of the Common Stock over the strike price of the Warrants. The Warrant transactions are separate transactions entered into by the Company with the Counterparties and are not part of the terms of the Notes. Holders of the Notes do not have any rights with respect to the Warrants. A copy of the form of confirmation for the Warrants is filed as Exhibit 10.2 to this Current Report and is incorporated by reference herein. The foregoing description of the terms of the Warrants does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Credit Agreement Amendment

On September 7, 2023, the Company entered into an Amendment No. 3 to Credit Agreement (the “Amendment”), which amends that certain Credit Agreement, dated as of September 10, 2019 (as previously amended, the “Credit Agreement”), to amend certain definitions, covenants and events of default under the Credit Agreement to enable the issuance of the Notes and the entry into the Convertible Note Hedges and Warrants.

The foregoing summary description of the Amendment is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is attached as Exhibit 10.3 to this Current Report and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth in Item 1.01 of this Current Report are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosures set forth in Items 1.01 of this Current Report are incorporated herein by reference.

The offer and sale of the Notes to the initial purchasers were made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and for resale by the initial purchasers to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the initial purchasers in the purchase agreement pursuant to which the Company sold the Notes to the initial purchasers. Any shares of Common Stock issuable upon conversion of the Notes will be issued in transactions anticipated to be exempt from registration under the Securities Act pursuant to Section 3(a)(9) thereof.

The Company sold the Warrants to the Counterparties in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Company relied on this exemption from registration based in part on representations made by the Counterparties. The Warrants and the shares of the Common Stock issuable upon exercise of the Warrants, if any, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. To the extent that any shares of Common Stock are issued upon exercise of the Warrants by any of the Counterparties pursuant to the respective Warrants, such shares will be issued in transactions anticipated to be exempt from registration under the Securities Act pursuant to Section 3(a)(9) thereof.

Item 8.01 Other Events

On September 12, 2023, the Company issued a press release announcing the closing of the offering of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this Current Report that are not historical information are forward-looking statements. For example, statements relating to our beliefs, expectations and plans, particularly statements about the extent, and potential effects, of the Convertible Note Hedges and Warrants, the potential dilution to the Common Stock, the conversion price for the

Notes, and the expected use of the proceeds from the sale of the Notes, are forward-looking statements. The inclusion of words such as "anticipate," "expect," "estimate," "can," "may," "might," "continue," "enables," "plan," "intend," "should," "could," "would," "likely," "potential," or "believe," as well as statements that events or circumstances "will" occur or continue, indicate forward-looking statements. Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties are described in Advanced Energy’s Form 10-K, Forms 10-Q and other reports and statements filed with the Securities and Exchange Commission (the “SEC”). These reports and statements are available on the SEC’s website at www.sec.gov. Copies may also be obtained from Advanced Energy’s investor relations page at ir.advancedenergy.com or by contacting Advanced Energy’s investor relations at 970-407-6555. Forward-looking statements are made and based on information available to us on the date of this report, and readers are cautioned to not place undue reliance on forward-looking statements. We assume no obligation to update the information in this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this report.

Exhibit Number	Description

4.1	Indenture, dated as of September 12, 2023, between Advanced Energy Industries, Inc. and U.S. Bank Trust Company, National Association, as trustee

4.2	Form of Global 2.50% Convertible Senior Note due 2028 (included in Exhibit 4.1)

10.1	Form of Confirmation for Convertible Note Hedges*

10.2	Form of Confirmation for Warrants*

10.3

Amendment No. 3 to Credit Agreement, dated as of September 7, 2023, among Advanced Energy Industries, Inc., the guarantors party thereto, Bank of America, N.A., as Administrative Agent, and the Lenders party thereto

99.1	Press Release dated September 12, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Paul Oldham
Date: September 12, 2023	Paul Oldham
Chief Financial Officer & Executive Vice President